UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 22, 2017
H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-06089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)
(816) 854-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 1.01.     Entry into a Material Definitive Agreement.
On September 22, 2017, Block Financial LLC (“Block Financial”), a wholly-owned subsidiary of H&R Block, Inc. (the “Company”), entered into the Second Amended and Restated Credit and Guarantee Agreement (the “2017 CLOC”) amending the $2.0 billion First Amended and Restated Credit and Guarantee Agreement, which was entered into as of September 22, 2016 (the “2016 CLOC”) and amended the original Credit and Guarantee Agreement entered into as of September 21, 2015 (the “2015 CLOC”) among Block Financial, as the borrower, the Company, as the guarantor, the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as the administrative agent.
The 2017 CLOC extends the scheduled maturity date under the 2016 CLOC from September 22, 2021 to September 22, 2022. All other material terms of the 2017 CLOC remain unchanged from the 2016 CLOC, including without limitation the aggregate principal amount of $2.0 billion and the respective commitment levels of the individual lenders party thereto. For additional information about the terms of the 2016 CLOC and the 2015 CLOC, see the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on September 26, 2016 and September 21, 2015, respectively, the relevant portions of which are incorporated herein by reference.
The foregoing description of the 2017 CLOC does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the 2017 CLOC, as executed by the parties thereto, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits
Exhibit Number    Description

10.1
Second Amended and Restated Credit and Guarantee Agreement dated September 22, 2017, by and among Block Financial LLC, H&R Block, Inc., the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: September 25, 2017	By: /s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary